Jere Northrop
                         1961 Tonawanda Creek Road
                          Amherst, New York 14228




                                                          August 23, 2000

Bion Environmental Technologies, Inc.
7921 Southpark Place, Suite 200
Littleton, CO 80202-3936

Dear Bion:

Pursuant to my letter of August 3, 2000 regarding the exchange of Class X and Class Z warrants, please accept this letter as authorization to proceed with the exchange as of this date.

If the this is agreeable to BION, please cancel the submitted warrants, issue the stock, and deliver to me.

                                        Very truly yours,


                                        /s/ Jere Northrop
                                        Jere Northrop

                                 Jon Northrop
                            1922 West Sanibel Court
                           Littleton, Colorado 80120




                                                        August 23, 2000

Bion Environmental Technologies, Inc.
7921 Southpark Plaza, Suite 200
Littleton, CO 80120

Dear Bion:

Pursuant to my letter of August 3, 2000 regarding the exchange of Class X and Class Z warrants, please accept this letter as authorization to proceed with the exchange as of this date.

If this is agreeable to BION, please cancel the submitted warrants and issue the stock as shown in Exhibit A attached hereto and deliver the certificates to me.

                                        Very truly yours,


                                        /s/ Jon Northrop
                                        Jon Northrop

                                 Exhibit A

                          Z Warrants     X Warrants     Shares to be Issued

Jon Northrop               389,507         125,074           95,950
Nancy Northrop                                 800              240
Hallie Northrop              8,848          10,802            4,569
Stephanie Northrop           8,848          10,802            4,569
Family Trust U/A 3rd
  U/W Catherine Northrop                     2,887              866

                              Harley E. Northrop
                          P.O. Box 188, Sherman Road
                          Westfield, New York 14787




                                                      August 23, 2000

Bion Environmental Technologies, Inc.
7921 Southpark Plaza, Suite 200
Littleton, CO 80120

Dear Bion:

Pursuant to my letter August 3, 2000 regarding the exchange of Class X and Class Z warrants, please accept this letter as authorization to proceed with the exchange as of this date.

If this is agreeable to BION, please cancel the submitted warrants and issue the stock and deliver to me.

                                        Very truly yours,


                                        /s/ Harley E. Northrop
                                        Harley E. Northrop